UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________________________________________________

Date of Report (Date of earliest event reported): January 25, 2013

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 29, 2013, Boston Scientific Corporation issued a press release announcing financial results for the fourth quarter and full year ended December 31, 2012. A copy of the release is furnished with this report as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 2.05.    COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On January 25, 2013, the Board of Directors of Boston Scientific Corporation (the “Company”) approved, and the Company committed to, an expansion of its 2011 restructuring program (the “Expansion”). The Expansion is intended to further strengthen the Company's operational effectiveness and efficiencies and support new investments, which we expect to increase shareholder value. The Company estimates that the Expansion will reduce gross annual pre-tax operating expenses by approximately $100 million to $115 million exiting 2013; and that the total 2011 restructuring program, including the Expansion (the “Total Program”), will reduce gross annual pre-tax operating expenses by approximately $340 million to $375 million exiting 2013. The Company expects a substantial portion of the Total Program savings to be reinvested in targeted areas for future growth, including strategic growth initiatives and emerging markets. Key activities under the Expansion include further initiatives to: standardize and automate certain processes and activities; relocate select administrative and functional activities; rationalize organizational reporting structures; expand shared services; and align expenses to revenues within certain divisions and geographic regions. In addition, they include further efforts to streamline various corporate functions, eliminate bureaucracy, increase productivity and better align corporate resources to its key business strategies. Key activities under the Total Program are expected to be substantially completed by the end of 2013.

The Company anticipates the reduction of 900 to 1,000 positions worldwide in 2013 through a combination of employee attrition and targeted headcount reductions as a result of the Expansion. The Company expects a total reduction of 2,100 to 2,400 positions as a result of all activities under the Total Program and attrition over the entire program time period (2011-2013). Plans detailing specific employee impacts will be developed for each affected region and business, and the Company will work with relevant employee representative bodies where required under local laws.

The Company estimates that the implementation of the Expansion will result in pre-tax charges of approximately $140 million to $160 million, of which approximately $100 million to $120 million is expected to result in future cash outlays. The Company estimates that the implementation of the Total Program will result in pre-tax charges of approximately $300 million to $355 million, of which approximately $270 million to $300 million is expected to result in cash outlays. The following table provides a summary of the Company's estimates of costs associated with the Expansion and the Total Program by major type of cost:

Type of cost	Total estimated amount expected to be incurred
	Expansion	Total Program
Restructuring charges:
Termination benefits	$55 million to $65 million	$185 million to $210 million
Other (1)	$50 million to $55 million	$70 million to $90 million
Restructuring-related expenses:
Other (2)	$35 million to $40 million	$45 million to $55 million
	$140 million to $160 million	$300 million to $355 million

(1)	Consists primarily of consultant fees and contractual cancellations.
(2)	Comprised of other costs directly related to the restructuring program, including program management, accelerated depreciation, retention and infrastructure-related costs.

As of December 31, 2012, the Company has recorded restructuring and restructuring-related costs of approximately $190 million since the inception of its 2011 restructuring program and has made cash outlays of approximately $130 million.

ITEM 8.01.     OTHER EVENTS.

On January 25, 2013, the Board of Directors of Boston Scientific Corporation approved a new stock repurchase program authorizing the Company to repurchase up to $1.0 billion of its common stock.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding our expected net sales, GAAP earnings and adjusted earnings for the first quarter and full year 2013; our financial performance; markets for our products and our market share; our business plans; our cost-savings and growth initiatives; our restructuring program activities and expected impact; and our positioning for revenue growth.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These risks and uncertainties, in some cases, have affected and in the future could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release.  As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Risks and uncertainties that may cause such differences include, among other things: future economic, political, competitive, reimbursement and regulatory conditions; new product introductions and the market acceptance of those products; markets for our products; expected pricing environment; expected procedural volumes; clinical trial results; demographic trends; intellectual property rights; litigation; financial market conditions; the execution and effect of our restructuring program; the execution and effect of our business strategy, including our cost-savings and growth initiatives; and future business decisions made by us and our competitors. New risks and uncertainties may arise from time to time and are difficult to predict. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item IA - Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter.  We disclaim any intention or obligation to publicly update or revise any forward-looking statement to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this press release.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.        Description

Exhibit 99.1        Press Release issued by Boston Scientific Corporation dated January 29, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2013	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Boston Scientific Corporation dated January 29, 2013